Dreyfus
California
Tax Exempt
Bond Fund, Inc.
Semi-Annual Report


November 30, 1997

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus California Tax Exempt Bond Fund, Inc. for the six-month period ended November 30, 1997. Your Fund produced a total return, including share price changes and dividend income, of 5.31%.* The Fund's tax-free annualized distribution rate per share was 4.82%.**

ECONOMIC REVIEW

   Almost everything went right for the U.S. economy over the reporting period. In its seventh year of expansion, the economy showed no sign of an upsurge in inflation resulting from tightening labor markets. With the unemployment rate at its lowest level in almost a decade, investors had been concerned that wage gains might result in higher levels of inflation and cause the Federal Reserve Board (the "Fed") to again raise interest rates. Given the longevity of our economic recovery, the Fed's monetary policymakers apparently were hoping that a cyclical easing in the economic growth rate would help dampen any incipient inflationary pressure. Recent turmoil in the financial markets of Asia and Latin America has raised prospects for a slowdown in U.S. exports as those nations shore up their financial systems. If this were to occur, the diminished demand for U.S. goods overseas could be a drag on domestic economic growth. What is all but certain is that the Fed is reluctant to further unsettle world financial markets by raising interest rates over the near term.

   Indicators of future economic conditions showed high levels of consumer optimism and pointed toward continued growth. Consumers' spirits have been lifted by an unemployment rate at a quarter-century low (4.7% at the end of the reporting period), and core inflation, which excludes food and energy price changes, at the 2% level. The Conference Board, a business-sponsored research group, recently reported that its Consumer Confidence Index hit a new high for this economic expansion. Since consumers account for two thirds of all economic activity, their confidence in the economy is an important indicator of future conditions. Another important index of future economic conditions, the Index of Leading Economic Indicators (also a Conference Board index), implied continued growth. Government reports of personal income and consumer spending showed healthy rates of increase as well.

   The production side of the economy continued its robust advance. Industrial output rose consistently, and while the factory utilization rate (a potential harbinger of production bottlenecks and price pressures) also increased, there was little evidence of producer-generated inflation. Additional good news regarding inflation came from the report that the productivity of U.S. workers rose at its fastest pace in five years during the third quarter of 1997. This increase in worker efficiency helped push down unit labor costs and eased concerns that labor costs, despite the tight labor market, would lead to higher inflation.

   The interplay between worker productivity and worker wage increases does much in determining the future course of inflation. We continue to monitor that closely, along with developments in the international financial arena. The recent international turbulence underscored the close economic relationships that exist among all countries, particularly in this age of multinational companies and pervasive global capitalism.

MARKET ENVIRONMENT

   While early concerns over mounting inflationary pressures did send interest rates to their highest levels of the year at the start of this period, there quickly emerged a school of thought owing to the evolution of a "new paradigm" of economic growth. Proponents of this concept hold to the notion that the economy could operate at or near full capacity with low levels of unemployment without the commensurate increase in the rate of inflation we have come to expect from past experiences due to the combined forces of technological advances which have significantly increased the productivity of the nation's labor force, and global competition emanating from the world's emerging economies. As this concept gathered a following among market participants, prices rose and yields declined. In his July Humphrey Hawkins testimony before Congress, however, Federal Reserve Board Chairman Alan Greenspan called to question this concept when compared to the weight of evidence posed by recent economic history. As a result of his comments, bond prices sold off sharply in early August as market participants returned a yield premium to valuations in anticipation of a shift to a less accommodative stance in monetary policy.

   The subsequent rise in interest rates proved to be relatively muted, however, as attention soon shifted from domestic economic affairs to the rolling series of crises sweeping the emerging markets of Southeast Asia which culminated in the formal devaluation of the currencies of Thailand, Malaysia and Indonesia. Concerned over the potentially deflationary impact these devaluations would have on prices around the globe, investors began to accumulate fixed income securities as an alternative to the resulting volatility of the equity markets. As it became apparent that larger, more established Asian economies like those of South Korea and Japan were not immune to the troubles sweeping the region, the scope of the problem expanded and the demand for the perceived "safe haven" of U.S. fixed income securities pushed yields to their lowest levels of the year.

   While buoyed by the same factors throughout the most recent period, municipal bonds underperformed their taxable counterparts on a relative basis. The reason for this was that during the early strength of the markets, municipals were supported by a formidable supply/demand dynamic which pushed tax exempt yields to a level which, when viewed as a percentage of taxable yields, were relatively expensive by historical standards. Consequently, as taxable yields declined over the period, tax exempt yields moved in a similar though more restrained fashion. This relative underperformance during the period now places municipal bonds as inexpensive versus taxable alternatives.

PORTFOLIO OVERVIEW

   In managing the Fund, cash reserve positions were drawn to levels only necessary to fulfill portfolio liquidity requirements. Assets were directed toward higher quality securities offering generous levels of tax-free income as well as the potential for significant principal appreciation as yields declined. In this way portfolio duration was extended to make it more sensitive to a declining interest rate environment. Throughout this process we continued to strive to enhance the liquidity and performance characteristics of the Fund by extending the optional redemption provisions and improving the underlying creditworthiness of its holdings.

   We appreciate your investment in the Dreyfus California Tax Exempt Bond Fund, Inc. and we want to assure you that we are, at all times, working in the Fund's best interest.

                                        Very truly yours,
                                        /s/ Richard J. Moynihan
                                        Richard J. Moynihan
                                        Director, Municipal Portfolio Management
                                        The Dreyfus Corporation

December 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                           November 30, 1997 (Unaudited)


                                                                                               Principal
Long-Term Municipal Investments--92.8%                                                           Amount           Value
-------------------------------------------------------------------------------              ------------      ------------
California--92.1%

Alameda County, COP:
   7.25%, 12/1/2014 (Insured; BIGI) (Prerefunded 12/1/2000) (a)................              $  5,980,000      $  6,621,953
   7.25%, 12/1/2015 (Insured; BIGI) (Prerefunded 12/1/2000) (a)................                 4,045,000         4,479,231

Anaheim Public Finance Authority, Tax Allocation Revenue,
   6.45%, 12/28/2018 (Insured; MBIA)...........................................                20,000,000        22,186,400

Bellflower, COP, Refunding
   (Bellflower Civic Center) 7.20%, 10/1/2019 (Insured; MBIA)..................                 1,475,000         1,575,757

Benicia Unified School District, Refunding:
   Zero Coupon, 8/1/2017 (Insured; FGIC).......................................                 1,820,000           645,299
   Zero Coupon, 8/1/2019 (Insured; FGIC).......................................                 3,195,000         1,010,930
   Zero Coupon, 8/1/2020 (Insured; FGIC).......................................                 2,845,000           849,887
   Zero Coupon, 8/1/2021 (Insured; FGIC).......................................                 5,955,000         1,685,861
   Zero Coupon, 8/1/2022 (Insured; FGIC).......................................                 5,700,000         1,528,455

Berkeley, Health Facilities Revenue, Refunding
   (Alta Bates Medical Center) 6.55%, 12/1/2022 (Prerefunded 12/1/2002) (a)....                17,000,000        19,026,740

Brea Public Finance Authority, Revenue, Tax Allocation (Redevelopment Project):
   6.75%, 8/1/2022 (Insured; MBIA) (Prerefunded 8/1/2001) (a)..................                 4,625,000         5,116,036
   6.75%, 8/1/2022 (Insured; MBIA).............................................                 1,775,000         1,945,223

California 5%, 10/1/2023 (b)...................................................                46,225,000        44,787,865

California Department of Veteran Affairs, Home Purchase Revenue 8.30%, 8/1/2019                 1,000,000         1,032,490

California Department of Water Resources, Water System Revenue
   (Central Valley Project) 5.25%, 12/1/2028 (Insured; FGIC)...................                35,395,000        35,126,706

California Educational Facilities Authority, Revenue:
   (Claremont Colleges Pooled Facilities) 6.375%, 5/1/2022.....................                 3,655,000         3,880,879
   Refunding (University of Southern California) 5.125%, 10/1/2028.............                13,000,000        12,752,090

California Health Facilities Financing Authority, Revenue:
   (Adventist Health System-West):
      6.40%, 3/1/2002 (Insured; MBIA)..........................................                 1,955,000         2,117,441
      6.50%, 3/1/2003 (Insured; MBIA)..........................................                 2,140,000         2,317,427
   (Episcopal Homes Foundation) 7.75%, 7/1/2018................................                 4,270,000         4,328,115
   (Saint Joseph's Health System) 6.75%, 7/1/2021 (Prerefunded 7/1/2001) (a)...                 8,500,000         9,366,150
   (San Diego Hospital Association) 6.125%, 8/1/2022 (Insured; MBIA)...........                 4,250,000         4,481,200
   (Stanford University):
      6.50%, 11/1/2020 (Prerefunded 11/1/2000) (a).............................                8,975,000          9,733,747
      6.50%, 11/1/2020.........................................................                1,025,000          1,095,633
   (Unihealth America) 7.625%, 10/1/2015 (Insured; AMBAC)......................                   55,000             57,630

California Housing Finance Agency:
   Home Mortage Revenue:
      6.30%, 2/1/2008..........................................................                2,700,000          2,843,370
      6.35%, 2/1/2009..........................................................                2,870,000          3,009,999
      6.40%, 2/1/2010..........................................................                3,030,000          3,200,862
      5.85%, 8/1/2017..........................................................                6,000,000          6,210,000
      8.20%, 8/1/2017..........................................................                   15,000             15,348
      8.30%, 8/1/2019..........................................................                  105,000            108,275


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                           November 30, 1997 (Unaudited)


                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount           Value
-------------------------------------------------------------------------------              ------------      ------------
California (continued)
California Housing Finance Agency (continued):
   Home Mortage Revenue (continued):
      6.70%, 8/1/2025..........................................................               $  7,985,000     $  8,530,934
      7.125%, 2/1/2026.........................................................                  3,115,000        3,359,185
      6.55%, 8/1/2026..........................................................                 11,225,000       11,932,849
      6.15%, 8/1/2027 (Insured; MBIA)..........................................                 10,000,000       10,457,100
      6.40%, 8/1/2027 (Insured; MBIA)..........................................                 20,000,000       21,221,200
      7.65%, 8/1/2029..........................................................                  9,835,000       10,228,695
   MFHR 6.30%, 8/1/2026 (Insured; AMBAC).......................................                  7,150,000        7,499,564
   Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015...........................                  3,140,000        3,328,997
   Single Family Mortgage:
      6.25%, 8/1/2014 (Insured; AMBAC).........................................                  3,550,000        3,706,058
      6.30%, 8/1/2024..........................................................                  8,000,000        8,412,400
      6.45%, 8/1/2025..........................................................                 15,355,000       16,219,333

California Pollution Control Financing Authority:
   PCR (Pacific Gas & Electric Co.) 6.35%, 6/1/2009 (Insured; MBIA)............                  5,000,000        5,450,850
   (Refunding, San Diego Gas and Electric) 5.90%, 6/1/2014 (Insured; MBIA).....                 41,830,000       46,051,902
   (Southern California Edison Co.):
      6.40%, 12/1/2024.........................................................                 12,600,000       13,494,348
      6.40%, 12/1/2024 (Insured; AMBAC)........................................                  4,125,000        4,423,485
   SWDR (Browning Ferris Industry, Inc.):
      5.80%, 12/1/2016.........................................................                 10,660,000       10,965,729
      6.75%, 9/1/2019..........................................................                  3,400,000        3,789,878

California Public Works Board, LR:
   (Department of Corrections, California State Prison, Susanville)
      5.25%, 6/1/2015 (Insured; FSA)...........................................                  5,455,000        5,596,775
   (Department of Corrections, Calipatria State Prison, Imperial County)
      6.50%, 9/1/2017 (Insured; MBIA)..........................................                 13,000,000       15,256,930
   (Department of Corrections, Madera State Prison)
      5.50%, 6/1/2015 (Insured; MBIA)..........................................                  4,500,000        4,725,450
   (Refunding, University of California Project)
      5.25%, 12/1/2013 (Insured; AMBAC)........................................                  5,580,000        5,654,437
   (Various University of California Projects)
      6.375%, 10/1/2019........................................................                 12,775,000       13,955,666

California Statewide Community Development Authority, Revenue,
   COP (Saint Joseph Health System):
      Refunding 5.50%, 7/1/2009 (Insured; MBIA)................................                  8,645,000        9,025,812
      Refunding 5.50%, 7/1/2010 (Insured; MBIA)................................                  9,115,000        9,469,482
      6.50%, 7/1/2015 (Prerefunded 7/1/2004) (a)...............................                  7,000,000        7,940,100
      Refunding 5.125%, 7/1/2017...............................................                  5,000,000        4,887,950

Central Coast Water Authority, Revenue, Refunding (State Water Project)
   5%, 10/1/2022 (Insured; AMBAC)..............................................                 36,980,000       35,852,110

Chico Public Financing Authority, Revenue
   (Southeast Chico Redevelopment Project) 6.625%, 4/1/2021 (Insured; FGIC)....                  2,000,000        2,140,920

Contra Costa County, COP (Merrithew Memorial Hospital):
   6.60%, 11/1/2012 (Prerefunded 11/1/2002) (a)................................                 10,000,000       11,232,200
   5.375%, 11/1/2017 (Insured; MBIA)...........................................                 22,500,000       22,765,950


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                           November 30, 1997 (Unaudited)


                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount           Value
-------------------------------------------------------------------------------              ------------      ------------
California (continued)
Corona Community Facilities District, Special Tax, Refunding:
   7.60%, 9/1/2013.............................................................              $  5,755,000      $  6,055,871
   7.60%, 9/1/2017.............................................................                 3,000,000         3,154,770
   7.70%, 9/1/2019.............................................................                 2,000,000         2,103,040

East Bay Municipal Utilities District, Revenue:
   Wastewater Treatment System:
      Refunding 5.50%, 6/1/2013 (Insured; AMBAC)...............................                16,900,000        17,243,070
      Refunding 5.55%, 6/1/2020 (Insured; AMBAC)...............................                26,500,000        26,629,055
   Water System, Refunding 4.75%, 6/1/2021 (Insured; FGIC).....................                43,435,000        40,521,380

Emeryville Public Financing Authority, Revenue
   (Shellmound Park Redevelopment Project) 6.80%, 5/1/2024.....................                 2,365,000         2,581,610

Escondido Union High School District:
   Zero Coupon, 11/1/2015 (Insured; MBIA)......................................                 6,250,000         2,442,875
   Zero Coupon, 11/1/2017 (Insured; MBIA)......................................                 7,935,000         2,776,615

Folsom Community Facilities District Number 3, Special Tax 7.80%, 12/1/2015....                 1,900,000         2,023,367

Foothill Eastern Transportation Corridor Agency, Toll Road Revenue:
   6%, 1/1/2016................................................................                 8,750,000         9,243,150
   Zero Coupon, 1/1/2027.......................................................                 5,000,000           976,100
   Zero Coupon, 1/1/2029.......................................................                16,200,000         2,826,576

Fresno, Sewer Revenue:
   5.25%, 9/1/2019 (Insured; AMBAC)............................................                 4,850,000         4,931,771
   5%, 9/1/2023 (Insured; MBIA)................................................                14,390,000        13,883,904

Hesperia Water District, COP, Refunding
   (Water Facilities Improvement Project) 7.15%, 6/1/2026 (Insured; FGIC)......                 4,500,000         4,990,725

Inglewood, HR (Daniel Freeman Hospital, Inc.) 6.75%, 5/1/2013..................                 6,300,000         6,767,775

La Verne Community Facilities District, Special Tax
   (Koll Business Center) 7.875%, 3/1/2014.....................................                 3,625,000         3,812,340

Lake Elsinore Public Financing Authority, Tax Allocation Revenue
   (Lake Elsinore Redevelopment Project)
   6.25%, 2/1/2019 (Insured; FGIC).............................................                 4,220,000         4,463,030

Loma Linda, HR, Refunding (Loma Linda University Medical Center Project)
   7%, 12/1/2015 (Insured; AMBAC)..............................................                12,355,000        13,204,777

Long Beach, Water Revenue, Refunding 5%, 5/1/2024 (Insured; MBIA)..............                 8,590,000         8,284,626

Los Angeles Community Redevelopment Agency, Tax Allocation
   (Hollywood Redevelopment Project) 6.10%, 7/1/2022 (Insured; MBIA)...........                 4,900,000         5,187,973

Los Angeles County, COP:
   (Disney Parking Project) 6.50%, 3/1/2023....................................                 7,440,000         7,929,031
   (Edmund D. Edelman Childrens' Court) 6%, 4/1/2012 (Insured; AMBAC)..........                 9,000,000         9,564,570

Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
   6%, 7/1/2020 (Insured; MBIA)................................................                15,000,000        16,026,150

Los Angeles County Public Works Financing Authority, LR
   (Multiple Capital Facilities Project) 5.125%, 12/1/2029 (Insured; AMBAC)....                10,115,000         9,889,334


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                           November 30, 1997 (Unaudited)


                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount           Value
-------------------------------------------------------------------------------              ------------      ------------
California (continued)
Los Angeles Department Water and Power,
   Waterworks Revenue, Refunding:
      6.40%, 5/15/2028.........................................................              $  2,435,000      $  2,612,974
      6.375%, 7/1/2034 (Insured; MBIA).........................................                12,000,000        13,160,640

Los Angeles Harbor Department, Revenue:
   6%, 8/1/2012................................................................                 8,900,000         9,490,070
   6.625%, 8/1/2019 (Insured; AMBAC)...........................................                 6,000,000         6,536,100
   6.625%, 8/1/2025............................................................                17,780,000        19,267,475

Los Angeles Municipal Improvement Corp.:
   COP (Equipment Real Property) 5.40%, 12/1/2010 (Insured; AMBAC).............                 2,335,000         2,422,633
   LR, Refunding (Central Library Project):
      6.30%, 6/1/2016..........................................................                 3,500,000         3,736,180
      6.30%, 6/1/2018..........................................................                 4,250,000         4,540,360
      6.35%, 6/1/2020..........................................................                 7,700,000         8,231,762

Metropolitan Water District of Southern California, Waterworks Revenue:
   6.75%, 7/1/2018 (Prerefunded 7/1/2001) (a)..................................                 4,750,000         5,239,060
   5%, 7/1/2026 (c)............................................................                23,000,000        22,218,460
   5%, 7/1/2027................................................................                60,785,000        58,600,387

Modesto, Multi-Family Housing Mortgage Revenue, Refunding 6.40%, 6/1/2029......                 7,723,000         8,051,768

Moulton Niguel Water District, Improvement District Number 6
   7.25%, 4/1/2016 (Insured; AMBAC) (Prerefunded 4/1/2000) (a).................                 5,000,000         5,454,700

Mount Diablo Hospital District, Revenue
   6.125%, 12/1/2020 (Insured; AMBAC) (Prerefunded 12/1/2000) (a)..............                 5,000,000         5,383,400

Mount Diablo Unified School District, Community Facilities District, Special Tax
   7.05%, 8/1/2020 (Insured; FGIC) (Prerefunded 8/1/2000) (a)..................                 3,500,000         3,832,360

M-S-R Public Power Agency, Revenue, Refunding (San Juan Project):
   5.375%, 7/1/2013 (Insured; MBIA)............................................                 2,500,000         2,570,500
   5.375%, 7/1/2014 (Insured; MBIA)............................................                 3,000,000         3,068,730
   5.90%, 7/1/2020.............................................................                15,000,000        15,121,650

Northern California Power Agency, Power Revenue:
   (Hydroelectric Project) 7%, 7/1/2016 (Insured; AMBAC) (Prerefunded) 1/1/2016 (a)               670,000           818,753
   Refunding 7.50%, 7/1/2023 (Insured; AMBAC) (Prerefunded 7/1/2021) (a).......                   375,000           480,450

Palmdale Elementary School District, Special Tax, Community Facilities District Number 90
   5.30%, 8/1/2014 (Insured; FSA)..............................................                 2,500,000         2,534,575

Pasadena Community Development Commission, MFHR (Civic Center)
   6.45%, 12/1/2021 (Insured; FSA).............................................                13,185,000        13,780,698

Port of Oakland, Special Facilities Revenue (Mitsui O.S.K. Lines Ltd.)
   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (d).........................                 2,000,000         2,167,540

Rancho Cucamonga Redevelopment Agency, Tax Allocation
   (Rancho Cucamonga Redevelopment Project):
      7.125%, 9/1/2019 (Insured; MBIA).........................................                 2,455,000         2,620,909
      6.75%, 9/1/2020 (Insured; MBIA)..........................................                 1,415,000         1,501,725


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                           November 30, 1997 (Unaudited)


                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount           Value
-------------------------------------------------------------------------------              ------------      ------------
California (continued)
Riverside County Asset Leasing Corp., Leasehold Revenue
   (Riverside County Hospital Project):
      6.25%, 6/1/2019 (Prerefunded 6/1/1999) (a)...............................              $  7,500,000      $  7,748,475
      Zero Coupon, 6/1/2023 (Insured; MBIA)....................................                18,755,000         4,805,594
Sacramento, COP (Refunding-Public Facilities Project) 6%, 7/1/2012.............                 4,500,000         4,751,865

Sacramento County, Airport System Revenue
   6%, 7/1/2017 (Insured; MBIA)................................................                 5,850,000         6,168,591

Sacramento Municipal Utility District, Electric Revenue, Refunding
   5.125%, 7/1/2022 (Insured; MBIA)............................................                11,700,000        11,467,053

Saddleback Community College District, COP
   7%, 8/1/2019 (Insured; BIGI)................................................                 2,875,000         3,050,059

San Bernardino County, COP:
   (Capital Facilities Project)
      6.875%, 8/1/2024.........................................................                 5,000,000         6,222,500
   (Refunding, Medical Center Financing Project) 5.50%, 8/1/2015 (Insured; MBIA)               12,790,000        13,136,609
   (West Valley Detention Center) 5.90%, 11/1/2001 (Insured; MBIA).............                 1,565,000         1,668,447

San Diego Public Utilities Financing Authority, Sewer Revenue
   5%, 5/15/2020 (Insured; FGIC)...............................................                11,000,000        10,625,450

San Elijo Joint Powers Authority, Revenue
   (San Elijo Water Pollution Control Project) 7%, 3/1/2020 (Insured; FGIC)
   (Prerefunded 3/1/2000) (a)..................................................                 5,500,000         5,957,435

San Francisco City and County, SFMR
   (FNMA/GNMA Mortgage Backed Securities Program) 7.45%, 1/1/2024..............                   255,000           268,423

San Francisco City and County Airports Commission, International Airport Revenue,
   Refunding 6.10%, 5/1/2003 (Insured; AMBAC)..................................                 3,000,000         3,266,280

San Francisco City and County Public Utilities Commission, Water Revenue:
   Refunding 5%, 11/1/2017.....................................................                10,060,000         9,897,632
   6.50%, 11/1/2017 (Prerefunded 11/1/2001) (a)................................                 3,500,000         3,859,240

San Francisco State Building Authority, LR
   (San Francisco Civic Center Complex) 5.25%, 12/1/2016 (Insured; AMBAC)......                23,175,000        23,309,647

San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, Refunding:
   Zero Coupon, 1/15/2031 (Insured; MBIA)......................................               107,740,000        18,213,447
   Zero Coupon, 1/15/2034 (Insured; MBIA)......................................                46,535,000         6,687,545
   Zero Coupon, 1/15/2035 (Insured; MBIA)......................................                37,445,000         5,096,265

San Marcos Public Facilities Authority, Tax Allocation Revenue
   6%, 1/1/2006 (Insured; FSA) (Prerefunded 1/1/2002) (a)......................                10,500,000        11,390,820

San Mateo County, COP (Capital Projects Program)
   6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001) (a)..................                 6,000,000         6,576,660

San Mateo County Flood Control District, COP
   (Colma Creek Flood Control Zone) 5.125%, 8/1/2032 (Insured; MBIA)...........                10,145,000         9,863,881

Santa Barbara, COP, Refunding (Water System Improvement Project)
   6.70%, 4/1/2027 (Insured; AMBAC)............................................                 4,000,000         4,379,600


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                           November 30, 1997 (Unaudited)


                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount            Value
-------------------------------------------------------------------------------              ------------      --------------
California (continued)
Santa Clara Unified School District
   5%, 8/1/2022 (Insured; FGIC)................................................              $  8,920,000      $    8,612,794

Santa Cruz County, COP (Capital Facilities Project)
   6.70%, 9/1/2020 (Insured; MBIA) (Prerefunded 9/1/2001) (a)..................                 5,000,000           5,531,200

Santa Cruz County Public Financing Authority, Revenue, Refunding
   7.10%, 9/1/2021 (Insured; MBIA).............................................                 6,500,000           6,966,765

Santa Rosa, Wastewater Revenue, Refunding
   (Subregional Wastewater Project) 5%, 9/1/2022 (Insured; FGIC)...............                 3,000,000           2,896,500

Southern California Rapid Transportation District, COP (Workers Compensation Fund)
   6.50%, 7/1/2007 (Insured; MBIA).............................................                22,900,000          24,809,860

University of California, COP (UCLA Central Chiller/ Cogeneration)
   6.25%, 11/1/2009 (Prerefunded 11/1/1999) (a)................................                 3,000,000           3,176,759

West Basin Municipal Water District, COP
   6.85%, 8/1/2016 (Insured; AMBAC) (Prerefunded 8/1/2000) (a).................                 6,000,000           6,539,640

U.S. Related--.7%

Commonwealth of Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
   5%, 7/1/2028 (Insured; AMBAC) (c)...........................................                10,000,000           9,724,699
                                                                                                               --------------

TOTAL LONG TERM MUNICIPAL INVESTMENTS
   (cost $1,178,883,082).......................................................                                $1,248,340,367
                                                                                                               --------------
                                                                                                               --------------

Short-Term Municipal Investments--7.2%
--------------------------------------------------------------------------------
California--5.4%
California Health Facilities Financing Authority, Revenue
   (Catholic Health Care West) 3.66% (Insured; AMBAC) (e)......................                14,960,000          14,960,000

California Pollution Control Financing Authority, Revenue, Refunding, VRDN:
   Pollution Control (Pacific Gas and Electric):
      3.75% (LOC; Bank of America National Trust and Savings Association) (d,f)                22,200,000          22,200,000
      3.85% (LOC; Deutsche Bank) (d,f).........................................                 1,700,000           1,700,000
   Resource Recovery:
      (Ultrapower Malaga) 3.65% (LOC; Bank America National Trust
         and Savings Association) (d,f)........................................                 3,200,000           3,200,000
      (Ultrapower, Rocklin) 3.65% (LOC; Bank America National
         Trust and Savings Association) (d,f)..................................                 3,100,000           3,100,000
   Solid Waste Disposal (Shell Martinez Refining) 3.65% (f)....................                 4,700,000           4,700,000

California Statewide Communities Development Authority, Revenue, COP, VRDN
   (Sutter Health Obligation Group) 3.75% (Insured; AMBAC) (f).................                 3,200,000           3,200,000

Chula Vista, IDR, Refunding, VRDN:
   (San Diego Gas) 3.80% (f)...................................................                 1,000,000           1,000,000
   (San Diego Gas and Electric Company) 4.15% (f)..............................                 6,400,000           6,400,000

Irvine Improvement Bond Act 1915, Assessment District Number 97-16, VRDN
   (Northwest Irvine Project) 3.75% (LOC; Societe Generale) (d,f)..............                 8,900,000           8,900,000


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                           November 30, 1997 (Unaudited)


                                                                                               Principal
Short-Term Municipal Investments (continued)                                                     Amount            Value
-------------------------------------------------------------------------------              ------------      --------------
California (continued)
Irvine Ranch Water District, Consolidated Bonds, VRDN
   3.75% (LOC; Landesbank Hessen) (d,f)........................................              $  2,600,000      $    2,600,000

U.S. Related--1.8%

Commonwealth of Puerto Rico, Government Development Bank, Refunding,
   VRDN 3.80% (LOC; Credit Suisse) (d,f).......................................                 2,250,000           2,250,000

Puerto Rico Electric Power Authority, Power Revenue 3.45% (Insured; FSA) (e)...                22,500,000          22,500,000
                                                                                                               --------------

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $96,710,000)..........................................................                                $   96,710,000
                                                                                                               --------------
                                                                                                               --------------

TOTAL INVESTMENTS--100.0%
   (cost $1,275,593,082).......................................................                                $1,345,050,367
                                                                                                               --------------
                                                                                                               --------------


Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------


Summary of Abbreviations
--------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    LOC        Letter of Credit
BIGI       Bond Investors Guaranty Insurance                LR         Lease Revenue
COP        Certificate of Participation                     MBIA       Municipal Bond Investors Assurance
FGIC       Financial Guaranty Insurance Company                          Insurance Corporation
FNMA       Federal National Mortgage Association            MFHR       Multi-Family Housing Revenue
FSA        Financial Security Assurance                     PCR        Pollution Control Revenue
GMNA       Government National Mortgage Association         SWDR       Solid Waste Disposal Revenue
HR         Hospital Revenue                                 SFMR       Single Family Mortgage Revenue
IDR        Industrial Development Revenue                   VRDN       Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------------
Fitch (g)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------           -----------------
AAA                            Aaa                            AAA                                63.0%
AA                             Aa                             AA                                 16.9
A                              A                              A                                  12.7
BBB                            Baa                            BBB                                 1.8
F1                             MIG1/P1                        SP1/A1                              4.4
Not Rated (h)                  Not Rated (h)                  Not Rated (h)                       1.2
                                                                                              -------
                                                                                                100.0%
                                                                                              =======

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Wholly held by custodian as collateral for delayed-delivery security.
(c) Purchased on a delayed-delivery basis.
(d) Secured by letters of credit.
(e) Inverse Floater Security -- the interest rate is subject to change periodically
(f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(g) Fitch currently provides creditworthiness information for a limited number of investments.
(h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(i) At November 30, 1997, 28.1% of the Funds net assets are insured by MBIA.





                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                November 30, 1997 (Unaudited)


                                                                                                     Cost            Value
                                                                                               ---------------  ---------------
ASSETS:                       Investments in securities--See Statement of Investments          $1,275,593,082   $1,345,050,367
                              Cash.............................................                                      1,390,319
                              Interest receivable..............................                                     23,323,398
                              Receivable for investment securities sold........                                      5,060,400
                              Prepaid expenses.................................                                         19,385
                                                                                                                --------------
                                                                                                                 1,374,843,869
                                                                                                                --------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                        694,409
                              Payable for investment securities purchased......                                     32,625,381
                              Accrued expenses and other liabilities...........                                         83,443
                                                                                                                --------------
                                                                                                                    33,403,233
                                                                                                                --------------

NET ASSETS.....................................................................                                 $1,341,440,636
                                                                                                                ==============

REPRESENTED BY:               Paid-in capital..................................                                 $1,294,348,637
                              Accumulated undistributed investment income--net..                                       347,423
                              Accumulated net realized gain (loss) on investments                                  (22,712,709)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4(b).......................                                    69,457,285
                                                                                                                --------------
NET ASSETS.....................................................................                                 $1,341,440,636
                                                                                                                ==============

SHARES OUTSTANDING
(300 million shares of $.01 par value Common Stock authorized).................                                     91,136,898

NET ASSET VALUE, offering and redemption price per share--Note 3(d).............                                        $14.72
                                                                                                                        ======




                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations           Six Months Ended November 30, 1997 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income.............................                                    $37,257,813

EXPENSES:                     Management fee--Note 3(a)...................                $ 4,025,520
                              Shareholder servicing costs--Note 3(b)......                    380,304
                              Custodian fees..............................                     49,000
                              Directors' fees and expenses--Note 3(c).....                     31,371
                              Professional fees...........................                     29,351
                              Registration fees...........................                     18,616
                              Loan commitment fees--Note 2................                      4,988
                              Prospectus, shareholders' reports and miscellaneous               2,393
                                                                                          -----------
                                Total Expenses............................                                      4,541,543
                                                                                                              -----------

INVESTMENT INCOME--NET....................................................                                     32,716,270
                                                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments.....                $10,650,828
                              Net realized gain (loss) on financial futures                (1,249,563)
                                                                                          -----------
                                Net Realized Gain (Loss).................                                       9,401,265

                              Net unrealized appreciation (depreciation) on
                                investments (including $656,250 net unrealized
                                appreciation on financial futures).......                                      27,493,076
                                                                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      36,894,341
                                                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $69,610,611
                                                                                                              ===========


                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

         >

                                                                                        Six Months Ended
                                                                                        November 30, 1997       Year Ended
                                                                                           (Unaudited)          May 31, 1997
                                                                                       ------------------     ---------------
OPERATIONS
   Investment income--net..................................................            $   32,716,270         $   70,286,683
   Net realized gain (loss) on investments................................                  9,401,265             (2,115,312)
   Net unrealized appreciation (depreciation) on investments..............                 27,493,076             34,799,633
                                                                                       --------------         --------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.....                 69,610,611            102,971,004
                                                                                       --------------         --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................               (32,553,337)           (70,102,193)
   Net realized gain on investments.......................................                     --                    (86,360)
                                                                                       --------------         --------------

      Total Dividends.....................................................                (32,553,337)           (70,188,553)
                                                                                       --------------         --------------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................                234,679,674          1,675,496,366
   Dividends reinvested...................................................                 20,372,149             43,945,559
   Cost of shares redeemed................................................               (319,726,820)        (1,754,439,821)
                                                                                       --------------         --------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions...                (64,674,997)           (34,997,896)
                                                                                       --------------         --------------

         Total Increase (Decrease) in Net Assets..........................                (27,617,723)            (2,215,445)

NET ASSETS:
   Beginning of Period....................................................              1,369,058,359          1,371,273,804
                                                                                       --------------         --------------
   End of Period..........................................................             $1,341,440,636         $1,369,058,359
                                                                                       ==============         ==============
Undistributed investment income--net.......................................            $      347,423         $      184,490
                                                                                       --------------         --------------

                                                                                           Shares                 Shares
                                                                                       --------------         --------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................                 16,121,000            117,770,679
   Shares issued for dividends reinvested.................................                  1,395,626              3,079,624
   Shares redeemed........................................................                (21,987,731)          (123,222,239)
                                                                                       --------------         --------------

      Net Increase (Decrease) in Shares Outstanding.......................                 (4,471,105)            (2,371,936)
                                                                                       ==============         ==============



                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                              Six Months Ended
                                              November 30, 1997                  Year Ended May 31,
                                                                 ---------------------------------------------------
PER SHARE DATA:                                  (Unaudited)      1997       1996       1995       1994       1993
                                              ----------------   -------    -------    -------    -------    -------
   Net asset value, beginning of period.            $14.32       $14.00     $14.54     $14.59     $15.34     $14.82
                                                    ------       ------     ------     ------     ------     ------
   Investment Operations:
   Investment income--net................              .36          .73        .77        .82        .84        .89
   Net realized and unrealized gain (loss)
      on investments....................               .39          .32       (.54)      --         (.57)       .66
                                                    ------       ------     ------     ------     ------     ------
   Total from Investment Operations.....               .75         1.05        .23        .82        .27       1.55
                                                    ------       ------     ------     ------     ------     ------
   Distributions:
   Dividends from investment income--net.             (.35)        (.73)      (.77)      (.82)      (.85)      (.88)
   Dividends from net realized gain on investments     --           --         --        (.05)      (.17)      (.15)
                                                    ------       ------     ------     ------     ------     ------
   Total Distributions..................              (.35)        (.73)      (.77)      (.87)     (1.02)     (1.03)
                                                    ------       ------     ------     ------     ------     ------
   Net asset value, end of period.......            $14.72       $14.32     $14.00     $14.54     $14.59     $15.34
                                                    ------       ------     ------     ------     ------     ------
                                                    ------       ------     ------     ------     ------     ------
TOTAL INVESTMENT RETURN.................             10.59%(1)     7.61%      1.58%      5.93%      1.58%     10.89%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets             .68%(1)      .73%       .69%       .71%       .70%       .69%
   Ratio of net investment income
      to average net assets.............              4.88%(1)     5.11%      5.37%      5.77%      5.46%      5.88%
   Portfolio Turnover Rate..............             31.92%(2)    60.56%     56.12%     39.85%     28.14%     41.40%
   Net Assets, end of period (000's omitted)    $1,341,440   $1,369,058 $1,371,274 $1,557,754 $1,658,782 $1,834,956

------------
(1) Annualized.
(2) Not annualized.



                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus California Tax Exempt Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $31,549,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through May 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $2,069,000 of the carryover expires in fiscal 2003, $27,927,000 expires in fiscal 2004 and $1,553,000 expires in fiscal 2005.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Funds has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended November 30, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 1997, there was no expense reimbursement pursuant to the Agreement.

   (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1997, the Fund was charged $97,908 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $194,453 pursuant to the transfer agency agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (D) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended November 30, 1997, redemption fees amounted to $109,685.

NOTE 4--Securities Transactions:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures contracts, during the period ended November 30, 1997, amounted to $400,048,772 and $394,796,517, respectively.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At November 30, 1997, there were no financial futures contracts outstanding.

   (B) At November 30, 1997, accumulated net unrealized appreciation on investments was $69,457,285, consisting of $69,465,454 gross unrealized appreciation and $8,169 gross unrealized depreciation.

   At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus
California
Tax Exempt Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                     928SA9711